Fees Summary	Nov. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,344,550,000.00
Previously Paid Amount	0.00
Total Fee Amount	323,783.00
Total Offset Amount	0.00
Net Fee	$ 323,783.00
Final Prospectus	false